Operating Leases (Details Narrative) (USD $)	1 Months Ended	12 Months Ended
	Oct. 31, 2003	Dec. 31, 2012	Dec. 31, 2011
Leases [Abstract]
Operating lease with Corporate Creditors Committee LLC	The Company has leased approximately 440 acres of privately owned land adjacent to its staked prospects from Corporate Creditors Committee LLC, by lease dated October 1, 2003. The Company paid an advance royalty of $7,500 for the first year, which amount is increased by $2,500 in each of the next five years to be $20,000 in the sixth year. For the last four years of the lease, the advance royalty is $20,000 per year. If the lease is renewed, the annual advance royalty is $20,000. The advance royalty is credited to and recoverable from the production rental amounts. The royalty is the greater of a 4% net smelter royalty or $0.50 per yard of material processed. The lease is for 10 years with a renewal option for another 10 years.
Nevada Rae Gold Lease			In 2011, Nevada Rae Gold ("NRG") entered into a lease agreement to lease a 100% interest in 45 mining claims covering approximately 2,000 acres in Lander County, Nevada. The lease calls for NRG to pay the claim owners a gross royalty of 4% on gold sales or $0.50 per yard of gravels mined, whichever is greater. NRG will be required to make annual minimum advance royalty payments of $20,000. The term of the lease is for 10 years with an option for NRG to extend the term for a further 10 years.
Mobile office monthly rent		$407 per month
Mobile office rent expense		$ 4,884	$ 4,888